The Glenmede Fund, Inc.
The Glenmede Portfolios

Supplement dated December 17, 2008 to the
Money Market Portfolios and Bond Portfolios Prospectus
and Statement of Additional Information
Dated February 28, 2008

This Supplement modifies the Prospectus and Statement of Additional Information dated February 28, 2008.  Please keep this supplement and read it together with the Prospectus and Statement of Additional Information.

Government Cash Portfolio and Tax-Exempt Cash Portfolio

The Government Cash Portfolio and the Tax-Exempt Cash Portfolio (the “Portfolios”) currently participate in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Program”) for money market funds.  The initial term of the Program expires on December 18, 2008.  The Treasury Department has extended the program until April 30, 2009 and the Board of Directors has approved the continued participation by the Portfolios in the Program extension.

The Program seeks to protect the net asset value of shares of a shareholder of record in each Portfolio based on the number of shares owned by the shareholder in the Portfolio at the close of business on September 19, 2008.  To the extent that sufficient funds are available in the Program and certain conditions are met, a shareholder would be entitled to receive a payment in the amount of $1.00 per covered share upon liquidation of a Portfolio, if the Portfolio’s market-based net asset value per share were to fall below $0.995 and was not promptly restored.  The number of covered shares is the lesser of the number of shares owned on September 19, 2008 in the respective Portfolio or the number of shares owned on the date when the payment is triggered.  Shares acquired by a covered shareholder after the close of business on September 19, 2008 that exceed the number of shares owned by that shareholder in the Portfolio on September 19, 2008 will not be covered by the Program.  If a shareholder closes his or her account with the Portfolio, any future investment in the Portfolio will not be guaranteed.  Each Portfolio bears the expense of its participation in the Program.  The fee for participation is 0.01%, for the first three months, and 0.015%, for the extension until April 30, 2009, of the net asset value of each Portfolio as of September 19, 2008.

The program terminates on April 30, 2009, but may be extended by the Treasury Department until no later than September 18, 2009.  If the Treasury extends the Program, the Board of Directors will consider whether to continue to participate.

The following is inserted as a new paragraph at the end of the section “INVESTMENTS-Objective and Principal Strategies: Money Market Portfolios” on page 14 of the Prospectus:

The Government Cash Portfolio and the Tax-Exempt Cash Portfolio may each, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategy in response to adverse market, economic, political or other conditions.  Such investments may include maintaining uninvested cash.  A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio’s performance and the Portfolio may not achieve its investment objective.  There is no guarantee that the Portfolios will maintain a stable net asset value of $1.00.

Muni Intermediate Portfolio

Beginning in March 2009, the Muni Intermediate Portfolio will begin to transition from a strategy that invests primarily in obligations issued by the Commonwealth of Pennsylvania, its agencies, authorities and instrumentalities, to a strategy that invests in the municipal obligations of any state, territory, and possession of the United States.  The Muni Intermediate Portfolio will still be managed in an effort to provide shareholders with income exempt from Federal income taxes.

All references in the Prospectus and Statement of Additional Information to the Muni Intermediate Portfolio investing primarily in tax-exempt obligations of the Commonwealth of Pennsylvania, its political subdivisions, agencies, instrumentalities and authorities will be modified accordingly, effective February 28, 2009.

Core Fixed Income Portfolio

The following replaces the first sentence of the third paragraph under the section “INVESTMENTS-Objective and Principal Strategies: Core Fixed Income Portfolio” on page 15 of the Prospectus:

The Portfolio invests primarily in mortgage-backed securities and fixed income securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or other agencies or instrumentalities sponsored by the U.S. Government (collectively, “U.S,. Government Securities”).  Debt obligations of companies or other entities guaranteed by the U.S. Government, its agencies or instrumentalities are considered by the Portfolio to be obligations of the guarantor.

The following is added to the end of the first paragraph under the section “INVESTMENT STRATEGIES: Core Fixed Income Portfolio” on page 2 of the Statement of Additional Information:

Debt obligations issued by companies or other entities that are guaranteed by the U.S. Government, its agencies or instrumentalities are considered by the Portfolio to be obligations of the guarantor and are not subject to this percentage limitation.